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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 29, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                      1-7023                      04-1933106
  (State of incorporation)      (Commission File Number)    (I.R.S. Employer
                                                            Identification No.)

      941 GRINNELL STREET, FALL RIVER, MASSACHUSETTS              02721
      (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code          (508) 678-1951




            (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On June 29, 2006 Quaker Fabric Corporation of Fall River ("Quaker"), a wholly-owned subsidiary of Quaker Fabric Corporation, completed the sale of its 240,000 square foot Plant D manufacturing facility located at 763 Quequechan Street in Fall River, Massachusetts to Strictly Realty LLC, a Massachusetts limited liability company, pursuant to an agreement entered into in March 2006 and reported on Form 8-K filed March 7, 2006. Quaker received net proceeds of $845,766 after sale related expenses and the establishment of a $132,500 escrow.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          QUAKER FABRIC CORPORATION
                                          (Registrant)



Date:  July 5, 2006                       /s/ Paul J. Kelly
                                          ------------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer

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